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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 15, 2001
                                                         -----------------


                               CISCO SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                     0-18225                  77-0059951
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                      95134-1706
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (408) 526-4000
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ITEM 5. OTHER EVENTS

     On February 15, 2001, Cisco Systems, Inc. (the "Registrant") announced it has completed the acquisition of Active Voice Corporation of Seattle, Washington. A copy of the press release issued by the Registrant on February 15, 2001 concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          99.1 Press Release of Registrant, dated February 15, 2001, announcing the completion of the acquisition by Registrant of Active Voice
               Corporation.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CISCO SYSTEMS, INC.

Dated: February 20, 2001               By: /s/ Daniel Scheinman
                                           -------------------------------
                                           Daniel Scheinman
                                           Senior Vice President,
                                           Legal and Government Affairs

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                                  EXHIBIT INDEX

Exhibit
Number                        Description of Document
-------                       -----------------------
99.1           Press Release of Registrant, dated February 15, 2001, announcing the completion of the acquisition by Registrant of Active Voice
               Corporation.

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